UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 13, 2016

CSX CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	1-08022	62-1051971
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Water Street, 15th Floor, Jacksonville, Florida		32202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (904) 359-3200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On October 13, 2016, CSX Corporation (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC and UBS Securities LLC, as representatives of the Underwriters named therein (the “Underwriters”) for the public offering of $700,000,000 aggregate principal amount of the Company’s 2.600% Notes due 2026, $800,000,000 aggregate principal amount of the Company’s 3.800% Notes due 2046 and $700,000,000 aggregate principal amount of the Company’s 4.250% Notes due 2066 (collectively, the “Notes”). The Notes were issued pursuant to an indenture, dated as of August 1, 1990, between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), successor to JPMorgan Chase Bank, N.A. (formerly known as The Chase Manhattan Bank), as trustee, as supplemented by a First Supplemental Indenture dated as of June 15, 1991, a Second Supplemental Indenture dated as of May 6, 1997, a Third Supplemental Indenture dated as of April 22, 1998, a Fourth Supplemental Indenture dated as of October 30, 2001, a Fifth Supplemental Indenture dated as of October 27, 2003, a Sixth Supplemental Indenture dated as of September 23, 2004, a Seventh Supplemental Indenture dated as of April 25, 2007 and an Eighth Supplemental Indenture dated as of March 24, 2010 (collectively, the “Indenture”), and an Action of Authorized Pricing Officers dated as of October 13, 2016. The Notes have been registered under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3ASR (Registration No. 333-209541) which became effective February 12, 2016. On October 14, 2016, the Company filed with the Securities and Exchange Commission, pursuant to Rule 424(b)(2) under the Act, its Prospectus, dated February 12, 2016, and Prospectus Supplement, dated October 13, 2016, pertaining to the offering and sale of the Notes.

The forms of the Notes are filed as Exhibits 4.2, 4.3 and 4.4 to this Report, and are incorporated by reference in this Report.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See Item 1.01.

Item 8.01.	Other Events

The Company expects to make a voluntary contribution of $220 million to its defined benefit pension plans on or before October 31, 2016. The Company will fund this contribution with proceeds from the Notes.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits required to be filed by Item 601 of Regulation S-K.

The following exhibits are filed as a part of this Report.

Exhibit No.	Description

1.1	Underwriting Agreement, dated October 13, 2016, among CSX Corporation and Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC and UBS Securities LLC, as representatives of the Underwriters named therein.

4.1	Action of Authorized Pricing Officers of CSX Corporation dated October 13, 2016.

4.2	Form of 2026 Notes.

4.3	Form of 2046 Notes.

4.4	Form of 2066 Notes.

5.1.1	Opinion of Davis Polk & Wardwell LLP.

5.1.2	Opinion of Ellen M. Fitzsimmons, Executive Vice President of Law and Public Affairs, General Counsel and Corporate Secretary of CSX Corporation.

12.1	Computation of Ratio of Earnings to Fixed Charges

23.1.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1.1).

23.1.2	Consent of Ellen M. Fitzsimmons, Executive Vice President of Law and Public Affairs, General Counsel and Corporate Secretary of CSX Corporation (included in Exhibit 5.1.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CSX CORPORATION

Date: October 18, 2016	By:	/s/ David Baggs
Name: David Baggs
Title: Vice President – Treasurer and Investor Relations